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                                                                  Exhibit 99


                               PROMISSORY NOTE
                               ---------------

                                                              March 23, 2006
                                                         St. Louis, Missouri
$43,000,000.00

1.       PROMISE TO PAY.
         --------------

         FOR VALUE RECEIVED, MECW, LLC, a Delaware limited liability company, ("BORROWER"), whose address is 2503 South Hanley Road, St. Louis, Missouri 63144, promises to pay to the order of LASALLE BANK NATIONAL ASSOCIATION, a national banking association ("LENDER"), whose address is 135 South LaSalle Street, Suite 3410, Chicago, Illinois 60603, or at such other place as the holder hereof may from time to time designate, on or before April 1, 2021 (the "MATURITY DATE"), the principal amount of Forty-Three Million and 00/100 DOLLARS ($43,000,000.00) (the "PRINCIPAL AMOUNT"), or so much thereof as may from time to time be outstanding, in lawful money of the United States of America, with interest thereon to be computed from the date of this Promissory Note at the Contract Rate, and to be paid in accordance with the terms of this Promissory Note without set-off, deduction or counterclaim. This Promissory Note and any modifications, renewals or extensions hereof and any substitutions therefor (the "NOTE") the Deed of Trust, Security Agreement and Fixture Filing dated as of even date herewith executed by Borrower in favor of Lender (the "SECURITY INSTRUMENT"), the Guaranty, dated of even date herewith executed by Guarantor in favor of Lender (the "GUARANTY"), and any and all other documents now or hereafter executed by Borrower and/or others in favor of Lender, which wholly or partially secure or guarantee payment of this Note or pertain to indebtedness evidenced by this Note (the "LOAN"), are collectively referred to herein as the "LOAN DOCUMENTS".

2.       PRINCIPAL AND INTEREST.
         ----------------------

         So long as no Event of Default (as hereinafter defined) exists, interest shall accrue on the outstanding Principal Amount at five and 905/1000 percent (5.905%) per annum (the "CONTRACT RATE") based on the actual number of days in each given month and a 360 day year. Principal and interest shall be paid to the Lender as follows: (a) on the date hereof, a payment of all interest that is scheduled to accrue on the Principal Amount through the remainder of this calendar month, but excluding the first day of the next calendar month following the date hereof, (b) commencing on May 1, 2006, and on the first day of each month thereafter up to and including March 1, 2021, Borrower shall pay to Lender constant monthly payments of principal and interest equal to $360,655.18; and (c) the outstanding Principal Amount of this Note, together with all accrued and unpaid interest, shall be due and payable in full on the Maturity Date. Whenever any payment is stated to be due or a computation is to be made on a day that is not a Business Day, such payment or computation will be made on the next succeeding Business Day, but the calculation of interest remains from the first day of the month through the last day of the month. "BUSINESS DAY" shall be defined as a day of the year on which banks are not required or authorized to close in Chicago, Illinois or New York, New York.

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3.       PREPAYMENT AND DEFEASANCE.
         -------------------------

         3.1      PREPAYMENTS.
                  -----------

         This Note may not be prepaid in whole or in part during the term hereof, except as otherwise specifically provided herein.

         3.2      DEFEASANCE.
                  ----------

         Notwithstanding any provision of this PARAGRAPH 3 to the contrary (but subject to the last sentence of this SUBPARAGRAPH 3.2), at any time after the earlier of (a) three (3) years after the full funding of the Loan or (b) two (2) years after the "startup day," within the meaning of Section 860G(a)(9) of the Internal Revenue Code of 1986, as amended from time to time or any successor statute (the "CODE"), of a "real estate mortgage investment conduit" ("REMIC"), within the meaning of Section 860D of the Code, that holds this Note, and provided no Event of Default has occurred and is continuing hereunder or under any of the other Loan Documents, Borrower may cause the release of the Property from the lien of the Security Instrument and the other Loan Documents upon the satisfaction of the following conditions (the "DEFEASANCE"):

                  (i) Not less than thirty (30) days prior written notice shall be given to Lender specifying a date (the "RELEASE DATE") on which the Defeasance Deposit (as hereinafter defined) is to be made, such date being a day on which a regularly scheduled monthly installment of principal and interest is required to be paid pursuant to PARAGRAPH 2 above (a "DEBT SERVICE PAYMENT DATE");

                  (ii) Borrower shall pay to Lender all accrued and unpaid interest on the principal balance of the Note and all scheduled principal payments due through and including the Release Date. If for any reason the Release Date is not a Debt Service Payment Date, Borrower shall also pay interest that would have accrued on the Note through the next Debt Service Payment Date;

                  (iii) Borrower shall have paid all other sums (not including scheduled interest or principal payments) due under this Note and under the other Loan Documents, including any Defeasance processing fee charged by Lender;

                  (iv) Borrower shall deliver to Lender on or prior to the Release Date:

                           A.       The estimated amount necessary to
                                    purchase the Defeasance Collateral (the
                                    "DEFEASANCE DEPOSIT");

                           B.       An executed pledge and security
                                    agreement, in form and substance
                                    satisfactory to Lender in its sole
                                    discretion, creating a first priority
                                    security interest in favor of Lender

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                                    in the Defeasance Deposit and the
                                    Defeasance Collateral (the "DEFEASANCE
                                    SECURITY AGREEMENT");

                           C. A certificate of Borrower certifying that it is requesting the lien against the Property be released to facilitate a disposition or refinancing of, or other customary commercial transaction involving, the Property and not as part of an arrangement to collateralize a REMIC offering with obligations that are not real estate mortgages, and that all of the other requirements set forth in this SUBPARAGRAPH 3.2 have been satisfied;

                           D. An opinion of counsel for Borrower in form and substance and delivered by counsel satisfactory to Lender in its sole discretion stating, among other things, that (1) the Defeasance Deposit has been duly and validly assigned and delivered to Lender; (2) the posting of the Defeasance Deposit will not adversely affect the tax status of the REMIC under the Code and that the Defeasance complies with all applicable REMIC provisions under the Code; and (3) Lender has a perfected first priority security interest in the Defeasance Collateral and that the Defeasance Security Agreement is enforceable against Borrower in accordance with its terms;

                           E. A certificate of Borrower certifying that all requirements relating to the Defeasance set forth in this Note and any other Loan Documents have been satisfied; and

                           F. Such other certificates, opinions of counsel, documents or instruments as Lender may reasonably require; and

                  (v) If required by the Applicable Rating Agencies for any Secondary Market Transaction relating to the Loan, Lender receives written assurances that the securities of the REMIC ("SECURITIES") that directly or indirectly holds this Note will not have a downgrade, withdrawal or qualification of the credit rating then assigned to the Securities by any rating agencies ("APPLICABLE RATING AGENCIES") as a result of the Defeasance;

                  (vi) The holder of the Defeasance Collateral, which shall be successor entity designated by LaSalle Bank National Association in its sole discretion, shall be a single purpose entity, which shall not own any other assets or have any other liabilities or operate any other property (except in connection with other defeased loans held in the same securitized loan pool with the Loan);

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                  (vii)    Borrower shall pay all costs and expenses
                           incurred by Lender or its agents in connection with the Defeasance, including, without limitation, all costs and expenses associated with the purchase of the Defeasance Collateral, the preparation of the Defeasance Security Agreement and related documentation, the preparation and recordation of a release of the lien of the Mortgage, as well as all fees and expenses of the Applicable Rating Agencies, and all reasonable accountants' and attorneys' fees and expenses; and

                  (viii) Borrower must comply with all other applicable REMIC provisions under the Code as well as any Applicable Rating Agencies' requirements.

         Notwithstanding anything that may be contained herein to the contrary, the Loan may not be defeased during the last ninety (90) days of the loan term if the Loan has not previously been defeased.

         3.3      DEFEASANCE COLLATERAL.
                  ---------------------

         Upon compliance with the requirements of SUBPARAGRAPH 3.2 above:

         (a) Lender shall use the Defeasance Deposit to purchase on Borrower's behalf direct, non-callable obligations of the United States of America (which are government securities within the meaning of Treas. Reg. 1.860G-2(a)(8)(i) and which securities must comply [as determined by Lender in its sole discretion] with REMIC and rating agency requirements) that provide, without reinvestment, for payments not later than the due dates of all successive monthly Debt Service Payment Dates occurring after the Release Date, with each such payment being equal to or greater than the amount of the corresponding installment of principal and interest required to be paid under this Note (including all amounts due on the Maturity Date for the balance of the term hereof) (the "DEFEASANCE COLLATERAL") as certified by an independent certified public accountant satisfactory to Lender, each of which securities shall be duly endorsed as directed by Lender or accompanied by a written instrument of transfer in form and substance wholly satisfactory to Lender (including, without limitation, such instruments as may be required by the depository institution holding such securities to effectuate book-entry transfers and pledges through the book-entry facilities of such institution) to create a first priority security interest therein in favor of Lender in conformity with all applicable state and federal laws governing granting of such security interests. In connection with the conditions set forth above, Borrower hereby appoints Lender as its agent and attorney-in-fact for the purpose of purchasing the Defeasance Collateral with the Defeasance Deposit. Borrower, pursuant to the Defeasance Security Agreement, shall authorize and direct the payments received from the Defeasance Collateral to be made directly to Lender and applied to satisfy the obligations of Borrower under this Note. Any portion of the Defeasance Deposit in excess of the amount necessary to purchase the Defeasance Collateral and satisfy all of Borrower's obligations to Lender shall be returned to Borrower without interest.

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         (b) The Property shall be released from the lien of the Security
Instrument and the other Loan Documents after Borrower fulfills the Applicable Rating Agencies' and all REMIC requirements, and the Defeasance Collateral shall constitute collateral which shall secure this Note and all other obligations under the Loan Documents.

         3.4      ASSIGNMENT.
                  ----------

         Upon the release of the Property in accordance with this PARAGRAPH 3, Borrower shall (with respect to a Partial Defeasance (as hereinafter defined in SUBPARAGRAPH 3.5) assign all its obligations and rights under this Note, together with the pledged Defeasance Collateral, to a successor entity designated by LaSalle Bank National Association in its sole discretion. Such successor entity shall be a single purpose entity, which shall not own any other assets or have any other liabilities or operate any other property (except in connection with other defeased loans held in the same securitized loan pool with the Loan), and shall execute an assumption agreement in form and substance satisfactory to Lender in its sole discretion pursuant to which it shall assume Borrower's obligations under this Note and the Defeasance Security Agreement. As conditions to such assignments and assumption, Borrower shall (a) deliver to Lender an opinion of counsel in form and substance and delivered by counsel satisfactory to the Applicable Rating Agencies and Lender in its sole discretion stating, among other things, that such assumption agreement is enforceable against Borrower and such successor entity in accordance with its terms and that this Note, the Defeasance Security Agreement and the other Loan Documents, as so assumed, are enforceable against such successor entity in accordance with their respective terms, (b) if a non-consolidation opinion with respect to the successor entity is required by the Applicable Rating Agencies, pay the reasonable legal expenses of Lender's counsel incurred in connection with that opinion (in form and substance satisfactory to the Applicable Rating Agencies), (c) pay all costs and expenses incurred by Lender or its agents in connection with such assignment and assumption (including, without limitation, the review of the proposed transferee and the preparation of the assumption agreement and related documentation), and (d) pay to the servicer of this Note a defeasance processing fee in an amount equal to one-half of one percent (0.5%) of the outstanding principal balance of this Note but in no event less than (i) $10,000 or greater than (ii) $20,000, provided, notwithstanding anything to the contrary herein or in the other Loan Documents, no other assumption fee shall be payable by Borrower in connection with such assumption. Upon such assumption, Borrower shall be relieved of its obligations hereunder, under the other Loan Documents and under the Defeasance Security Agreement, with the sole exception of (A) representations and warranties made in connection with Defeasance, (B) the underlying obligation to effect Defeasance, (C) any loss to Lender if Defeasance is set aside, voided or rescinded and (D) any rights or obligations that are specifically intended to survive the repayment of the Loan or other payment, satisfaction or termination of this Note, the Loan Documents or the Defeasance Security Agreement.

          3.5      PARTIAL DEFEASANCE.
                   ------------------

         (a) Notwithstanding anything to the contrary contained herein, or in any of the other Loan Documents. Borrower shall be permitted to complete a Defeasance of either

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or both of the Release Parcels (as defined in the Security Instrument)
(each, a "PARTIAL DEFEASANCE") provided that each of the following terms and conditions are satisfied with respect to each Partial Defeasance:

                  (i)      the Lockout Period has expired;

                  (ii)     All of the terms and conditions of SUBPARAGRAPHS
                           3.2 and 3.3 hereof have been satisfied with respect to each Partial Defeasance;

                  (iii) All of the terms and conditions of PARAGRAPH 57 of the Security Instrument have been satisfied with respect to the Release Parcel that is the subject of the Partial Defeasance;

                  (iv) Borrower shall have provided to Lender a written request for the Partial Defeasance at least sixty
                           (60) days prior to the date on which the proposed Partial Defeasance is to occur;

                  (v) No Event of Default or any event that, with the passage of time or the giving of notice, would constitute an Event of Default hereunder or any of the other Loan Documents shall exist at the time of the written request for a Partial Defeasance or at the time of the Partial Defeasance;

                  (vi) In connection with the Partial Defeasance of a Release Parcel, Borrower shall pay to Lender as the Defeasance Deposit with regard to such Partial Defeasance an amount that would be sufficient to purchase Defeasance Collateral that will yield payments equal to one hundred twenty-five percent (125%) of (A) the amount of the corresponding monthly loan payments allocated to such Release Parcel for the balance of the term of the Loan, and (B) all amounts required to be paid on the Maturity Date with respect to the portion of the Principal Amount allocated to such Release Parcel. For purposes hereof, fourteen and 68/100ths percent (14.68%) of the outstanding principal balance of the Principal Amount shall be deemed allocated to Metro 1 (as defined in the Security Instrument) and seven and 41/100ths percent (7.41%) of the outstanding principal balance of the Principal Amount shall be allocated to Metro 2 (as defined in the Security Instrument) (if the Release Parcels are not defeased at the same time, when calculating the allocated amount of outstanding principal balance of the Principal Amount for the second Partial Defeasance, the calculation will be based upon the outstanding balance of both the Defeased Note and Undefeased Note (as those terms are hereinafter defined) using the foregoing percentages). The portion of the payments generated by the Defeasance Collateral by the first sentence of this SUBPARAGRAPH 3.5(a)(vi) with respect to the Release Parcel, in excess of the amount

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                           necessary to pay the scheduled payments due for
                           the portion of the Principal Amount allocated to such Release Parcel is hereinafter referred to as the "ADDITIONAL DEPOSIT";

                  (vii) Following the Partial Defeasance, the Actual DSCR (as defined below) for the Remaining Parcel (as defined in the Security Instrument) shall be equal to or greater than the greater of (A) at least a 1.22:1.00 debt service coverage ratio, or
                           (B) the Actual DSCR for the entire Property as of the date immediately preceding the date of such Partial Defeasance;

                  (viii) Following the Partial Defeasance the loan to value for the Remaining Parcel (the "LTV") (which includes all secured debt of Borrower), shall not exceed the lesser of (A) LTV for the Property as of the closing date of the Loan, which is deemed to be sixty-one and 34/100ths percent (61.34%), and (B) the LTV for the entire Property immediately preceding such Partial Defeasance, based upon an appraisal at Borrower's cost and expense from an independent MAI appraiser dated within sixty (60) days prior to the date of the anticipated Partial Defeasance, approved by Lender and the Applicable Rating Agencies (if so required) at the time of the Partial Defeasance;

                  (ix) Lender shall have received evidence reasonably satisfactory to Lender that Borrower is Solvent (as hereinafter defined), and shall not be rendered Insolvent (as hereinafter defined) by the Partial Defeasance;

                  (x) If the Partial Defeasance is subject to the Rating Agencies review, Lender shall have received the written confirmation of the Applicable Rating Agencies to the release of such Release Parcel from the lien of the Security Instrument and the substitution of the Defeasance Collateral (as calculated pursuant to this SUBPARAGRAPH 3.5), stating, among other things, that the Partial Defeasance shall not result in a downgrade, withdrawal or qualification of the then current ratings by the Applicable Rating Agencies of the Securities and otherwise in form and substance reasonably satisfactory to Lender and its counsel;

                  (xi) Borrower shall pay all of Lender's reasonable costs and expenses incurred in connection with the matters contained in this SUBPARAGRAPH 3.5, including, without limitation, reasonable attorneys' fees, expenses and recording fees, appraisal fees and the costs to obtain Applicable Rating Agency approval;

                  (xii) Lender shall apply payments received from the Additional Deposit to the payment of scheduled principal and interest due under this

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                           Note as such payments become due hereunder, and
                           Borrower shall receive full credit for such payments, to the extent so paid. In the event all Indebtedness is paid and all Obligations have been fully satisfied under the Loan Documents, any remaining balance of the Additional Deposit shall be promptly returned to Borrower; and

                  (xiii) At Lender's request, all necessary documents shall be prepared and executed at Borrower's expense to split this Note and issue two (2) substitute notes, one (1) such substitute note having a principal balance equal to 125% of the amount of the outstanding principal balance of this Note allocated to such Release Parcel at the time of the Partial Defeasance pursuant to this SUBPARAGRAPH 3.5 (the "DEFEASED NOTE") and the other note having a principal balance equal to outstanding principal balance of the entire Note less the amount of the Defeased Note (the "UNDEFEASED NOTE") (in the event there is more than one Partial Defeasance, there would be a Defeased Note for each Release Parcel and the Undefeased Note then would be the outstanding principal balance of the entire Note less the amounts of the Defeased Notes). The Defeased Note(s) and the Undefeased Note each shall have identical terms as this Note (other than the initial principal balance, but the total amount due under the Defeased Note(s) and Undefeased Note shall be the same amount then currently due under this Note [i.e., all monthly payments and amounts due at the Maturity Date shall not change in the aggregate]) and shall be cross-defaulted with each other, provided, however, the Borrower shall have no further right to prepay the Defeased Note(s). In the event Lender so elects to split this Note into the Defeased Note and the Undefeased Note, then a Partial Defeasance shall be effected pursuant to SUBPARAGRAPHS 3.2 and 3.3 and this SUBPARAGRAPH 3.5, provided that all references in the Defeased Note to the Note in SUBPARAGRAPHS 3.2 and 3.3 shall be deemed to be a reference to such Defeased Note, and all references to the Property shall be deemed to be a reference to the applicable Release Parcel. In the case of a Partial Defeasance, SUBPARAGRAPH
                           3.4 shall apply with respect to the Defeased Note and the Release Parcel. A Defeased Note cannot be the subject of any further Defeasance.

         As used in this SUBPARAGRAPH 3.5(a), the following terms shall have the following meanings:

         "ACTUAL ANNUAL DEBT SERVICE" shall mean an amount equal to twelve
(12) times the actual monthly payment payable under (a) with respect to the entire Property, the Notes (i.e., the Defeased Note(s) and the Undefeased
Note) and (b) with respect to the Remaining Parcel, the Undefeased Note. For purposes of calculating the Actual Annual Debt Service in connection with this SUBPARAGRAPH 3.5, the monthly payment payable under the Undefeased Note following the Partial Release shall not be reduced by the

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aggregate payments scheduled to be paid each month from the Additional
Deposit (as the applicable Additional Deposit would be used to pay the applicable Defeased Note(s) because the Defeased Note will be at 125% of the outstanding Principal Amount allocated to such Release Parcel).

         "ACTUAL DSCR" shall mean (a) with respect to the entire Property, the ratio of Net Cash Flow derived from the entire Property for the preceding twelve (12) calendar months to the Actual Annual Debt Service under the Loan and all other secured debt of Borrower and (b) with respect to the Remaining Parcel, the ratio of Net Cash Flow derived from the Remaining Parcel for the preceding twelve (12) calendar months to the Actual Annual Debt Service under the Undefeased Note.

         "INSOLVENT" shall have the meaning set forth in Section 101(32) of the Title II of the United States Code, as the same may be amended from time to time.

         "NET CASH FLOW" as determined by Lender shall have the meaning assigned to it in that certain Cash Management Agreement of even date between Borrower and Lender in connection with the Loan.

         "SOLVENT" shall mean both (a) that the financial condition of the Borrower is such that the sum of the Borrower's debts is less than the aggregate of, at fair valuation, all of the Borrower's assets (exclusive of assets that were personally transferred, cancelled or removed with intent to hinder, delay or defraud such Borrower's creditors) and (b) that the Borrower is paying its debts as such debts become due, unless such debts are the subject of a bona fide dispute.

         For all of the foregoing definitions, in the event that Lender chooses not to split the Note into two (2) substitute notes (a Defeased Note and an Undefeased Note), any calculation based on split notes will be made as if the Lender did split this Note, based on defeased and undefeased portions of this Note.

         (b) All agreements and instruments to be delivered to Lender pursuant to this SUBPARAGRAPH 3.5 shall be prepared by Lender at Borrower's sole reasonable cost and expense and shall be in form and substance satisfactory to Lender in its sole and absolute discretion. Borrower shall have no right in completing the Partial Defeasance to assign all of its rights and obligations to a successor entity as provided in SUBPARAGRAPH 3.4, which right is hereby waived.

         (c) Upon satisfaction of all of the foregoing, Lender shall release the Release Parcel which is the subject of the Partial Defeasance from the lien of the Security Instrument in accordance with the provisions of PARAGRAPH 57 of the Security Instrument.

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         3.6      NO FURTHER RIGHTS.
                  -----------------

         Upon the release of the Property in accordance with this PARAGRAPH 3, Borrower shall have no further right to prepay this Note pursuant to the other provisions of this PARAGRAPH 3 or otherwise.

         3.7      PREPAYMENT FEE AFTER EVENT OF DEFAULT.
                  -------------------------------------

         In the event the Principal Amount of this Note is, as a result of Lender's exercise of its rights upon Borrower's default and acceleration of the obligation to pay the unpaid Principal Amount of this Note (irrespective of whether foreclosure proceedings have been commenced), (a) due prior to the Maturity Date, or (b) paid prior to the Maturity Date, Lender shall, in either event, be entitled to collect and Borrower shall pay to Lender on the date of prepayment (the "PREPAYMENT DATE"), in addition to any other sums due hereunder or under any of the other Loan Documents, a prepayment fee (the "PREPAYMENT FEE") in an amount equal to the greater of (i) 3% of the outstanding principal balance of this Note at the time such payment or proceeds are received by Lender or (ii) the Yield Maintenance Amount. Lender shall notify Borrower of the amount of the Prepayment Fee that Borrower shall be required to pay on the Prepayment Date.

         "YIELD MAINTENANCE AMOUNT" means an amount, never less than zero, equal to (x) the present value as of the date such prepayment or proceeds are received of the remaining scheduled payments of principal and interest from the date such payment or proceeds are received through the Maturity Date (including any balloon payment) determined by discounting such payments at the Discount Rate (as hereinafter defined) less (y) the amount of the payment or proceeds received by Lender.

         "DISCOUNT RATE" means the rate which, when compounded monthly, is equivalent to the Treasury Rate (as hereinafter defined), when compounded semi-annually.

                  "TREASURY RATE" means the yield calculated by the interpolation of the yields, as reported in Federal Reserve Statistical Release H.15-Selected Interest Rates under the heading "U.S. Government Securities/Treasury Constant Maturities" for the week ending prior to the date such payment or proceeds are received, of U.S. Treasury constant maturities with maturity dates (one longer and one shorter) most nearly approximating the Maturity Date (in the event Release H.15 is no longer published, Lender shall select a comparable publication to determine the Treasury Rate).

                  All percentages shall be rounded to the nearest one hundred thousandth percent and dollar amounts shall be rounded to the nearest whole dollar.

         3.8      PREPAYMENT FOLLOWING CASUALTY OR CONDEMNATION.
                  ---------------------------------------------

         Notwithstanding the foregoing, provided no Event of Default has occurred and is outstanding, there shall be no Yield Maintenance Amount and Defeasance shall not be

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required to the extent the prepayment is attributed solely to Lender's application of any insurance proceeds or condemnation awards against the Principal Amount in accordance with PARAGRAPH 5 of the Security Instrument.


4.       DEFAULT.
         -------

         4.1      EVENTS OF DEFAULT.
                  -----------------

         The following shall constitute an "EVENT OF DEFAULT" under this
Note: (a) failure to pay any amounts owed pursuant to this Note within five
(5) days after such payment is due; (b) failure to pay the outstanding Principal Amount and all accrued and unpaid interest in full on the Maturity Date; or (c) the occurrence of any Event of Default under any of the other Loan Documents.

         4.2      REMEDIES.
                  --------

         So long as an Event of Default remains outstanding: (a) interest shall accrue at a rate (the "DEFAULT RATE") equal to the lesser of (i) the Contract Rate plus 5% per annum, or (ii) the maximum amount permitted by applicable law, and, to the extent not paid when due, shall be added to the Principal Amount; (b) Lender may, at its option and without notice (which notice is expressly waived), declare the unpaid Principal Amount and all accrued and unpaid interest immediately due and payable. Lender's rights, remedies and powers, as provided in this Note and the other Loan Documents, are cumulative and concurrent, and may be pursued singly, successively or together against Borrower, the security described in the other Loan Documents, any guarantor(s) hereof and any other security given at any time to secure the payment hereof, all at the sole discretion of Lender. Additionally, Lender may in its sole discretion resort to every other right or remedy available at law or in equity without first exhausting the rights and remedies contained herein. Lender's failure, for any period of time or on more than one occasion, to exercise its option to accelerate the Maturity Date shall not constitute a waiver of the right to exercise the same at any time during the continued existence of any Event of Default or any subsequent Event of Default.

5.       LATE CHARGE.
         -----------

         If payments of principal and/or interest, or any other amounts due under this Note or the other Loan Documents are not timely made and remain overdue for a period of five (5) days, Borrower, without notice or demand by Lender, promptly shall pay a late charge (the "LATE CHARGE") equal to the lesser of (a) five percent (5%) of such past due amounts or (b) the maximum amount permitted by applicable law. Until paid, the Late Charge shall be added to the Principal Amount. Nothing in this Note shall be construed as an obligation on the part of Lender to accept, at any time, less than the full amount then due hereunder, or as a waiver or limitation of Lender's right to compel prompt performance.

6.       WAIVER.
         ------

         Borrower, for itself and all endorsers, guarantors and sureties of this Note, and each of them, and their heirs, legal representatives, successors and assigns, respectively hereby waives presentment for payment, demand, notice of nonpayment, notice of dishonor, protest of any dishonor, notice of protest and protest of this Note, and all other notices in connection with the delivery, acceptance, performance, default or enforcement of the payment of this Note (excepting only notices expressly provided for herein), and agrees that its liability shall be unconditional and without regard to the liability of any other party and shall not be in any manner affected by any indulgence, extension of time, renewal, waiver or modification granted or consented to by the Lender. Borrower, for itself and all endorsers, guarantors and sureties of this Note, and each of them, and their heirs, legal representatives, successors and assigns, respectively hereby consents to every extension of time, renewal, waiver or modification that may be granted by Lender with respect to the payment or other provisions of this Note, and to the release of any makers, endorsers, guarantors or sureties, or of any collateral given to secure the payment hereof, or any part hereof, with or without substitution, and agrees that additional makers or guarantors or endorsers may become parties hereto without notice to Borrower and without affecting the liability of Borrower hereunder. Borrower hereby waives the right to assert a setoff, counterclaim or deduction in any action or arising out of or in any way connected with this Note or any of the other Loan Documents. No right of rescission, set-off, abatement, diminution, counterclaim or defense has been or will be asserted with respect to this Note or any of the other Loan Documents.

7.       SECURITY, APPLICATION OF PAYMENTS.
         ---------------------------------

         This Note is secured by, and Lender is entitled to the benefits of, the liens, encumbrances, and obligations created hereby and by the Security Instrument and the other Loan Documents and the terms and provisions of the Security Instrument and the other Loan Documents are hereby incorporated herein. Each payment on the Loan is to be applied when received first to the payment of any fees, expenses or other costs Borrower is obligated to pay hereunder or under the terms of the Security Instrument or the other Loan Documents, second to the payment of any accrued and unpaid Late Charge, third to the payment of interest on the Principal Amount from time to time remaining unpaid, and the remainder of such payment shall be used to reduce the Principal Amount.

8.       SALE OF LOAN; SECURITIZATION.
         ----------------------------

         Borrower acknowledges and agrees that Lender may, at any time and without the consent of Borrower or any Guarantor, sell, transfer, securitize, assign and convey all or any portion of its right, title and interest in and to the Loan, the servicing of the Loan, the Loan Documents, any guaranties given in connection with the Loan and any collateral given to secure the Loan. In addition, Lender may issue one or more participations therein, or consummate one or more private or public securitizations of rated single- or multi-class securities (collectively, the "Securities") secured by or evidencing ownership interests in all or any portion of the Loan and the Loan Documents or a pool of assets that include the Loan and the Loan Documents (such sales, participations and/or securitizations, collectively, a "Securitization"). Borrower covenants to cooperate with

Lender's efforts in the sale, transfer, rating and/or securitization of the Loan (including cooperating with third parties, including, but not limited to, the Applicable Rating Agencies and potential investors to facilitate the rating and Securitization of the Loan). At the request of Lender, and to the extent not already required to be provided by Borrower under this Note, Borrower shall use reasonable efforts to provide information not in the possession of Lender or which may be reasonably required by Lender in order to satisfy the market standards to which Lender customarily adheres or which may be reasonably required by prospective investors and/or Applicable Rating Agencies in connection with any such Securitization including, without limitation, to:

                  (i) provide additional and/or updated financial and other information with respect to the Property, Borrower, Guarantors and the manager, managing member or general partner, as the case may be, of Borrower ("MANAGER"), and budgets relating to the Property (collectively, together with all information previously provided by or at the expense of the Borrower, Guarantors and Manager, the "PROVIDED INFORMATION"), together with appropriate verification and/or consents related to the Provided Information through letters of auditors or opinions of counsel of independent attorneys reasonably acceptable to Lender and the Applicable Rating Agencies;

                  (ii) assist in preparing descriptive materials for presentations to any or all of the Applicable Rating Agencies, and work with, and if requested, supervise, third-party service providers engaged by Borrower, Guarantors and their respective affiliates to obtain, collect, and deliver information requested or required by Lender or Applicable Rating Agencies;

                  (iii) deliver (A) revised opinions of counsel as to non-consolidation, due execution and enforceability with respect to the Property, Borrower, Guarantors and their respective affiliates and the Loan Documents, and (B) revised organizational documents for Borrower, which counsel opinions and organizational documents shall be reasonably satisfactory to Lender and the Applicable Rating Agencies;

                  (iv) if required by any Applicable Rating Agency, use commercially reasonable efforts to deliver such additional tenant estoppel letters, subordination agreements or other agreements from parties to agreements that affect the Property, which estoppel letters, subordination agreements or other agreements shall be reasonably satisfactory to Lender and the Applicable Rating Agencies;

                  (v) make such representations and warranties as of the closing date of the Securitization with respect to the Property, Borrower, Guarantors and the Loan Documents as may be reasonably requested by Lender or the Applicable Rating Agencies and consistent with the facts covered by such representations and warranties as they exist on the date thereof, including the representations and warranties made in the Loan Documents (which such representations and warranties may include that there are no misstatements and/or omissions in the information relating to Borrower, the Property and the Loan that has been furnished to or approved by Borrower);

                  (vi) execute such amendments to the Loan Documents as may be requested by Lender or the Applicable Rating Agencies to effect the Securitization and/or deliver one or more new component notes to replace this Note or modify this Note to reflect multiple components of the Loan (provided such new notes or modified note shall have the same weighted average coupon, the same weighted average amortization and the same maturity date of this Note), and modify the cash management agreement, if any, with respect to the newly created components such that the pricing and marketability of the Securities and the size of each class of Securities and the rating assigned to each such class by the Applicable Rating Agencies shall provide the most favorable rating levels and achieve the optimum rating levels for the Loan; provided, however, any such amendments or modifications shall not modify any material economic terms or materially increase Borrower's obligations under the Loan Documents;

                  (vii) if requested by Lender, cooperate with Lender in preparing and providing any information, as well as reviewing any such information regarding the Property, Borrower, Guarantors, Manager, and their affiliates, and the Loan which is contained in a preliminary or final private placement memorandum, prospectus, prospectus supplement (including any amendment or supplement to either thereof), or other disclosure document to be used by Lender or any affiliate thereof; and

                  (viii) supply to Lender such documentation, financial statements and reports in form and substance required in order to comply with any applicable securities laws. Lender shall reimburse Borrower for all reasonable out of pocket third party costs and expenses incurred by Borrower solely in connection with Borrower's complying with requests made under this Paragraph 8 (including, without limitation, the fees and expenses of the Applicable Rating Agencies), provided Borrower advises Lender of such costs and expenses before Borrower incurs the same.

9.       JURY TRIAL WAIVER.
         -----------------

         BORROWER AND LENDER, BY ITS ACCEPTANCE OF THIS NOTE, EACH HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, ITS RESPECTIVE RIGHTS TO A TRIAL BY JURY IN ANY ACTION OR PROCEEDING BASED UPON, OR RELATED TO, THE SUBJECT MATTER OF THIS NOTE AND THE BUSINESS RELATIONSHIP THAT IS BEING ESTABLISHED. THIS WAIVER IS KNOWINGLY, INTENTIONALLY, AND VOLUNTARILY MADE BY BORROWER AND LENDER, AND BORROWER ACKNOWLEDGES ON BEHALF OF ITSELF AND ITS PARTNERS, MEMBERS, SHAREHOLDERS, AS THE CASE MAY BE, THAT NEITHER THE LENDER NOR ANY PERSON ACTING ON BEHALF OF THE LENDER HAS MADE ANY REPRESENTATIONS OF FACT TO INDUCE THIS WAIVER OF TRIAL BY JURY OR HAS TAKEN ANY ACTIONS WHICH IN ANY WAY MODIFY OR NULLIFY ITS EFFECT. BORROWER AND LENDER ACKNOWLEDGE THAT THIS WAIVER IS A MATERIAL INDUCEMENT TO ENTER INTO A BUSINESS RELATIONSHIP, THAT BORROWER AND LENDER HAVE ALREADY RELIED ON THIS WAIVER IN ENTERING INTO THIS NOTE AND THAT EACH OF THEM WILL CONTINUE TO RELY ON THIS WAIVER IN THEIR RELATED FUTURE DEALINGS. BORROWER AND LENDER FURTHER ACKNOWLEDGE THAT THEY HAVE BEEN REPRESENTED (OR HAVE HAD THE OPPORTUNITY TO BE REPRESENTED) IN THE SIGNING OF THIS NOTE AND IN THE MAKING OF THIS WAIVER BY INDEPENDENT LEGAL COUNSEL, SELECTED OF THEIR OWN FREE WILL, AND THAT THEY HAVE HAD THE OPPORTUNITY TO DISCUSS THIS WAIVER WITH COUNSEL.

10.      MISCELLANEOUS.
         -------------

         10.1     LAWFUL RATE OF INTEREST.
                  -----------------------

         It is expressly stipulated and agreed to be the intent of Borrower and Lender at all times to comply with applicable state law or applicable United States federal law (to the extent that it permits Lender to contract for, charge, take, reserve or receive a greater amount of interest than under state law) and that this paragraph shall control every other covenant and agreement in this Note and the other Loan Documents. If the applicable law (state or federal) is ever judicially interpreted so as to render usurious any amount called for under this Note or under any of the other Loan Documents, or contracted for, charged, taken, reserved or received with respect to the indebtedness evidenced by this Note and the other Loan Documents, or if Lender's exercise of the option to accelerate the maturity of this Note, or if any prepayment by Borrower results in Borrower having paid any interest in excess of that permitted by applicable law, then it is Borrower's and Lender's express intent that all excess amounts theretofore collected by Lender be credited on the principal balance of this Note (or, if this Note has been or would thereby be paid in full, refunded to Borrower), and the provisions of this Note and the other Loan Documents immediately be deemed reformed and the amounts thereafter collectible hereunder and thereunder reduced, without the necessity of the execution of any new document, so as to comply with the applicable law, but so as to permit the recovery of the fullest amount otherwise called for hereunder and thereunder. All sums paid or agreed to be paid to Lender for the use, forbearance and detention of the indebtedness evidenced hereby and by the other Loan Documents shall, to the extent permitted by applicable law, be amortized, prorated, allocated and spread throughout the full term of such indebtedness until payment in full so that the rate or amount of interest on account of such indebtedness does not exceed the maximum rate permitted under applicable law from time to time in effect and applicable to the indebtedness evidenced hereby for so long as such indebtedness remains outstanding. Notwithstanding anything to the contrary contained herein or in any of the other Loan Documents, it is not the intention of Lender to accelerate the maturity of any interest that has not accrued at the time of such acceleration or to collect unearned interest at the time of such acceleration.

         10.2     CAPTIONS; DEFINITIONS.
                  ---------------------

         The captions of the Paragraphs of this Note are for convenience only and shall not be deemed to modify, explain, enlarge or restrict any of the provisions hereof. Capitalized terms used and not otherwise defined herein shall have the meanings given to them in the Security Instrument and the other Loan Documents, as the case may be.

         10.3     SEVERABLE PROVISIONS.
                  --------------------

         Every provision of this Note is intended to be severable. If any term or provision hereof is declared by a court of competent jurisdiction to be illegal, invalid or unenforceable for any reason whatsoever, such illegality, invalidity or unenforceability shall not affect the balance of the terms and provisions hereof, which terms and provisions shall remain binding and enforceable.

         10.4     NOTICES.
                  -------

         Notices shall be given under this Note in conformity with the terms and conditions of the Security Instrument.

         10.5     JOINT AND SEVERAL; SUCCESSORS AND ASSIGNS.
                  -----------------------------------------

         The obligations of Borrower in this Note shall be joint and several obligations of Borrower and of each Borrower, if more than one, and this Note shall be binding upon and inure to the benefit of each Borrower's and Lender's heirs, personal representatives, successors and assigns.

         10.6     TIME OF ESSENCE.
                  ---------------

         Time is of the essence of this Note and the performance of each of the covenants and agreements contained herein and each of the other Loan Documents.

         10.7     GOVERNING LAW/JURISDICTION.
                  --------------------------

         THIS NOTE SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF ILLINOIS, WITHOUT REGARD TO CONFLICTS OF LAW
PRINCIPLES. BORROWER HEREBY

IRREVOCABLY SUBMITS TO THE JURISDICTION OF ANY COURT OF COMPETENT
JURISDICTION LOCATED IN THE CITY OF CHICAGO AND STATE OF ILLINOIS IN CONNECTION WITH ANY PROCEEDING ARISING OUT OF OR RELATING TO THIS NOTE AND THE OTHER LOAN DOCUMENTS.

         10.8     NO ORAL MODIFICATION.
                  --------------------

         There are no oral agreements between Borrower and Lender. The provisions of this Note and the other Loan Documents may be amended or revised only by an instrument in writing signed by Borrower and Lender. This Note and all the other Loan Documents supersede any and all prior commitments, agreements, representations and understandings, whether written or oral, relating to the subject matter hereof and thereof and may not be contradicted or varied by evidence or prior, contemporaneous or subsequent oral agreements or discussions of any person or party.

         10.9     COUNTERPARTS.
                  ------------

         This Note may be executed in several counterparts, each of which shall be deemed an original instrument and all of which together shall constitute a single Note.

         10.10    AUTHORITY.
                  ---------

         Borrower (and the undersigned representative of Borrower, if any) represents that Borrower has full power, authority and legal right to execute, deliver and perform its obligations pursuant to this Note and the other Loan Documents and that this Note and the other Loan Documents constitute legal, valid and binding obligations of Borrower. Borrower further represents that the Loan was made for business or commercial purposes and not for personal, family or household use.

11.      EXCULPATION.
         -----------

         Except as set forth below, neither Borrower nor any Guarantor shall be personally liable to pay the Principal Amount, or any other amount due, or to perform any obligation, under the Loan Documents, and Lender agrees to look solely to the Property and any other collateral heretofore, now, or hereafter pledged by any party to secure the Loan; provided, however, in the event (a) of any fraud, willful misconduct, or material misrepresentation by Borrower or any Guarantor in connection with the Loan, (b) the first scheduled monthly payment on the Note after the date hereof is not paid when due, (c) of a breach of the terms of Paragraphs 15 or 16 of the Security Instrument or (d) of the voluntary filing by Borrower, or the filing against Borrower by any Guarantor or any affiliate of any Guarantor, or an involuntary bankruptcy filing against Borrower in which Borrower or Guarantor acts in collusion with the filing party with respect to the filing, of any proceeding for relief under any federal or state bankruptcy, insolvency or receivership laws or any assignment for the benefit of creditors made by Borrower, the limitation on recourse set forth in this PARAGRAPH 11 will be null and void and completely inapplicable, and this Note shall be with full recourse to Borrower and Guarantor. Borrower and each Guarantor, jointly and severally, shall be personally liable for all losses, liabilities, damages, costs, expenses and claims including, without limitation, attorneys' fees and expenses incurred by or suffered by Lender as a result of:

                  (i) any waste of the Property caused by act(s) or omission(s) of Borrower, its agents, affiliates, officers and employees; or the removal or disposal of any portion of the Property after an Event of Default under the Loan Documents to the extent such Property is not replaced by Borrower with like property of equivalent value, function and design;

                  (ii) the misapplication, misappropriation or conversion of: (A) any rents, security deposits, proceeds or other funds; (B) any insurance proceeds paid by reason of any loss, damage or destruction to the Property and not used by Borrower for restoration or repair of the Property when and as permitted by the Loan Documents; and/or (C) any awards or amounts received in connection with the condemnation of all or any portion of the Property and not used by Borrower for restoration or repair of the Property when and as permitted by the Loan Documents;

                  (iii) Borrower's failure to deliver any security deposits collected with respect to the Property to Lender or any other party entitled to receive such security deposits under the Loan Documents following a default; and any rents (including advanced or prepaid rents), issues, profits, accounts or other amounts generated by or related to the Property attributable to, or accruing after a default, which amounts were collected by Borrower or any other party on its behalf or for its benefit and not turned over to the Lender or used to pay unaffiliated third parties for reasonable and customary operating expenses and capital expenditures for the Property, taxes and insurance premiums with respect to the Property or any other amounts required to be paid under the Loan Documents with respect to the Property;

                  (iv) the breach of the obligations set forth in that certain Hazardous Substances Indemnification Agreement from Borrower and Guarantor(s) to Lender of even date herewith, as hereafter amended, if at all;

                  (v) any modification, amendment, surrender or termination, without the prior written consent of Lender, of (i) that certain Lease Agreement dated as of March 21, 2006 between Borrower and K-V Pharmaceutical Company, Inc., a Delaware corporation ("K-V"), pertaining to the portion of the Property known as Corporate Exchange, and
                           (ii) that certain Sub-Lease dated as of March 21, 2006 between Borrower and K-V pertaining to the portion of the Property known as Corporate Woods, Metro 1 and Metro 2;

                  (vi) any real estate taxes or PILOT payments due with respect to the Property in excess of the amounts set forth in Section 3.2(c) of the Performance
                                        --------------
                           Agreement (as defined in the Guaranty), whether due to Section 3.6 of the Performance Agreement
                                  -----------
                           or otherwise; and/or

                  (vii) any cost incurred by Lender or Borrower in curing defaults under the Ground Lease with respect to the property demised pursuant to the Ground Lease, and commonly known as 13622 Lakefront Drive, St. Louis County, MO.

         The foregoing shall in no way limit or impair the enforcement against the Property or any other security granted by the Loan Documents of any of the Lender's rights and remedies pursuant to the Loan Documents.

         Nothing herein shall be deemed to be a waiver of any right which Lender may have under SECTIONS 506(a), 506(b), 1111(b) or any other provisions of the Bankruptcy Code to file a claim for the full amount of the Loan secured by the Loan Documents or to require that all collateral shall continue to secure all of the Loan owing to Lender in accordance with this Note and the other Loan Documents.

                [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK -

                           SIGNATURE PAGE FOLLOWS]

         IN WITNESS WHEREOF, Borrower does execute this Note as of the date set forth above.

                                  BORROWER:

                                  MECW, LLC, a Delaware limited liability
                                  company

                                  By:  K-V Pharmaceutical Company, a
                                       Delaware corporation, its sole
                                       member

                                       By:    /s/ Gerald R. Mitchell
                                              -------------------------------
                                       Name:  Gerald R. Mitchell
                                       Title: Vice President
                                              and Chief Financial Officer